UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02	Results of Operations and Financial Condition.

On April 17, 2017, Inpixon issued a press release announcing the results for the quarter and the year ended December 31, 2016. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

The press release is furnished under this Item 2.02 and shall not be deemed filed with the U.S. Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press release shall not be incorporated by reference into any filing we make regardless of general incorporation language in the filing, unless expressly incorporated by reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated April 17, 2017.

*Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: April 17, 2017	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated April 17 2017.

 *Furnished herewith